                                                                    EXHIBIT 10.5
                                                                    ------------

                              AMENDED & RESTATED
                            REGISTRATION AGREEMENT
                            ----------------------


          THIS REGISTRATION AGREEMENT (this "Agreement") is made and entered into as of August 5, 1999, by and among ChipPAC, Inc., a California corporation (the "Company"), each of the Persons listed on Schedule I attached hereto (the "Hyundai Shareholders"), each of the Persons listed on Schedule II attached hereto (the "Bain Shareholders"), the SXI Shareholders (as defined in Section 9 hereof), Intel Corporation, a Delaware corporation ("Intel"), ChipPAC Equity Investors LLC ("CSFB"), an affiliate of Credit Suisse First Boston and Sankaty High Yield Asset Partners, L.P. ("Sankaty"). The Hyundai Shareholders, the Bain Shareholders, the SXI Shareholders, Intel, CSFB and Sankaty are collectively referred to herein as the "Shareholders," and each as a "Shareholder". Unless otherwise provided in this Agreement, capitalized terms used herein shall have the meanings set forth in paragraph 9 hereof.

          The Hyundai Shareholders, the Company and ChipPAC Merger Corp., a Delaware corporation ("MergerCorp."), are parties to that certain Agreement and Plan of Recapitalization and Merger, dated as of March 13, 1999, as amended (the "Recapitalization Agreement"). Intel and the Company are parties to that certain Stock Purchase Agreement, dated as of August 5, 1999 (the "Purchase Agreement"). CSFB, Sankaty and the Company are parties to that certain Stock Purchase Agreement dated as of August 5, 1999 (the "CSFB Purchase Agreement"). In connection with the transactions contemplated by each of the Recapitalization Agreement, the Purchase Agreement and the CSFB Purchase Agreement, the Company has agreed to provide the registration rights set forth in this Agreement. The execution and delivery of this Agreement is a condition to the closing of the transactions contemplated by each of the Recapitalization Agreement, the Purchase Agreement and the CSFB Purchase Agreement.

          The parties hereto agree as follows:

          1.   Demand Registrations.
               --------------------

          (a) Requests for Registration. At any time, the holders of a majority of the Bain Registrable Securities and the holders of a majority of the SXI Registrable Securities may request registration under the Securities Act of all or part of their Registrable Securities on Form S-1 or any similar long-form registration ("Long-Form Registrations") or, if available, on Form S-2 or S-3 or any similar short-form registration ("Short-Form Registrations"). The holders of a majority of the Hyundai Registrable Securities may request registration under the Securities Act of all or part of the Hyundai Registrable Securities pursuant to a Long-Form Registration or a Short-Form Registration under the circumstances and as set forth in paragraph 1(d) below. The holders of a majority of the Intel Registrable Securities may request registration under the Securities Act of all or part of the Intel Registrable Securities pursuant to a Long-Form Registration or a Short-Form Registration under the circumstances and as set forth in paragraph 1(e) below. Each request for a Demand Registration shall specify the approximate number of Registrable Securities requested to be registered and the anticipated per share price range for such offering. Within ten days after receipt of any such request, the Company shall give written notice of such requested registration to all other holders of

Registrable Securities and, subject to paragraph 1(f) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice. All registrations requested pursuant to this paragraph 1(a) are referred to herein as "Demand Registrations."

          (b) Long-Form Registrations. The holders of a majority of the Bain Registrable Securities and the holders of a majority of the SXI Registrable Securities will be entitled to request unlimited Long-Form Registrations in which the Company will pay all Registration Expenses. The Company will pay all Registration Expenses in connection with any registration initiated as a Long-Form Registration whether or not it has become effective. All Long-Form Registrations shall be underwritten registrations.

          (c) Short-Form Registrations. In addition to the Long-Form Registrations provided pursuant to paragraph 1(b), the holders of a majority of the Bain Registrable Securities and the holders of a majority of the SXI Registrable Securities will be entitled to request unlimited Short-Form Registrations in which the Company will pay all Registration Expenses. Demand Registrations will be Short-Form Registrations whenever the Company is permitted to use any applicable short form. After the Company has become subject to the reporting requirements of the Securities Exchange Act, the Company will use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

          (d) Hyundai Demand Registration Rights. At any time after the Company's Common Stock is publicly traded on any national securities exchange or quoted as a NASDAQ "National Market Security" and prior to the seventh anniversary of the closing of the transactions contemplated by the Recapitalization Agreement, the holders of a majority of the Hyundai Registrable Securities will be entitled to request one Long-Form Registration in which the Company will pay all Registration Expenses (the "Hyundai Demand Registration"); provided that the Company will not be obligated to effect such Hyundai Demand Registration unless the holders of the Hyundai Registrable Securities request to include at least 50% of the Hyundai Registrable Securities. The Hyundai Demand Registration will be a Short-Form Registration if the Company is permitted to use any applicable short form. A registration shall not count as the one permitted Hyundai Demand Registration until it has become effective (unless such registration has not become effective due solely to the fault of the holders requesting such registration) and unless the holders of Hyundai Registrable Securities are able to register and sell at least 75% of the Hyundai Registrable Securities requested to be included in such registration; provided, however, that the holders of Hyundai Registrable Securities shall not be entitled to request more than one such registration in any six month period even if the previous registration did not count as the one permitted Hyundai Demand Registration. Nevertheless, the Company shall pay all Registration Expenses in connection with any registration that was initiated as an Hyundai Demand Registration whether or not it has become effective and whether or not such registration has counted as the one permitted Hyundai Demand Registration.

          (e) Intel Demand Registration Rights. At any time after the Company's Common Stock is publicly traded on any national securities exchange or quoted as a NASDAQ "National Market Security" and prior to the seventh anniversary of the closing of the transactions contemplated by the Purchase Agreement, the holders of a majority of the Intel Registrable Securities will be entitled to request one Long-Form Registration in which the Company will pay all Registration Expenses (the "Intel Demand Registration"); provided that the Company will not be obligated to effect such Intel Demand Registration unless the holders of the Intel Registrable Securities request to include at least 50% of the Intel Registrable Securities. The Intel Demand Registration will be a Short-Form Registration if the Company is permitted to use any applicable short form. A registration shall not count as Intel's one permitted Intel Demand Registration until it has become effective (unless such registration has not become effective due solely to the fault of the holders requesting such registration) and unless the holders of Intel Registrable Securities are able to register and sell at least 75% of the Intel Registrable Securities requested to be included in such registration; provided, however, that the holders of Intel Registrable Securities shall not be entitled to request more than one such registration in any six month period even if the previous registration did not count as Intel's one permitted Intel Demand Registration. Nevertheless, the Company shall pay all Registration Expenses in connection with any registration that was initiated as an Intel Demand Registration whether or not it has become effective and whether or not such registration has counted as Intel's one permitted Intel Demand Registration.

          (f) Priority on Demand Registrations. The Company will not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of (i) the holders of a majority of the Registrable Securities included in such registration, in the case of any Demand Registration other than a Hyundai Demand Registration or an Intel Demand Registration, (ii) the holders of a majority of the Hyundai Registrable Securities in the case of a Hyundai Demand Registration and (iii) the holders of a majority of the Intel Registrable Securities in the case of an Intel Demand Registration. If a Demand Registration is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities and, if permitted hereunder, other securities requested to be included in such offering exceeds the number of Registrable Securities and other securities, if any, which can be sold therein without adversely affecting the marketability of the offering, (i) in the case of any Demand Registration other than a Hyundai Demand Registration or an Intel Demand Registration, the Company will include in such registration prior to the inclusion of any securities which are not Registrable Securities the number of Registrable Securities requested to be included which in the opinion of such underwriters can be sold without adversely affecting the marketability of the offering, pro rata among the respective holders thereof on the basis of the number of shares of Registrable Securities owned by each such holder, (ii) in the case of a Hyundai Demand Registration, the Company will include in such registration (A) first, the securities the holders of the Hyundai Registrable Securities propose to sell, pro rata among the respective holders thereof on the basis of the number of shares of Registrable Securities owned by each such holder, (B) second, the Registrable Securities requested to be included in such registration by the other holders of Registrable Securities, pro rata among such other holders on the basis of the number of shares of Registrable Securities owned by each such holder and (C) third, other securities requested to be included in such registration and (iii) in the case of an Intel Demand Registration, the Company will include in such registration (A) first, the securities the holders of the Intel Registrable Securities propose to sell, pro rata among the respective holders thereof on the basis of the number of shares of Registrable Securities owned by each such holder, (B) second, the Registrable Securities requested to be included in such registration by the other holders of Registrable Securities, pro rata among such other holders on the basis of the number of shares of Registrable Securities owned by each such holder and (C) third, other securities requested to be included in such registration.

          (g) Restrictions on Demand Registrations. The Company may postpone for up to ninety days the filing or the effectiveness of a registration statement for a Demand Registration if the Company and the holders of at least a majority of the Registrable Securities agree that such Demand Registration would reasonably be expected to have a material adverse effect on any proposal or plan by the Company or any of its Subsidiaries to engage in any acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer, reorganization or similar transaction; provided that in such event, the holders of a majority of Registrable Securities requesting such Demand Registration will be entitled to withdraw such request and, if such request is withdrawn, the Company will pay all Registration Expenses in connection with such registration; and provided further, that in the case of any Intel Demand Registration, the Company shall only be permitted to effect two (2) such non-consecutive postponements during any twelve-month period.

          (h) Selection of Underwriters. The holders of a majority of the Bain Registrable Securities and the holders of a majority of the SXI Registrable Securities included in any Demand Registration (other than a Hyundai Demand Registration or an Intel Demand Registration) will have the right to select the investment banker(s) and manager(s) to administer the offering, subject to the Company's approval, which will not be unreasonably withheld. The Company will have the right to select the investment banker(s) and manager(s) to administer any Hyundai Demand Registration, subject to the approval of a majority of the Hyundai Registrable Securities included in any Hyundai Demand Registration, which will not be unreasonably withheld. The Company will have the right to select the investment banker(s) and manager(s) to administer any Intel Demand Registration, subject to the approval of a majority of the Intel Registrable Securities included in any Intel Demand Registration, which will not be unreasonably withheld.

          (i) Other Registration Rights. Except as provided in this Agreement, the Company will not grant to any Persons the right to request the Company to register any equity securities of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of the holders of a majority of the Registrable Securities.

          2.   Piggyback Registrations.
               -----------------------

          (a) Right to Piggyback. Whenever the Company proposes to register any of its securities (including any proposed registration of the Company's securities by any third party) under the Securities Act (other than pursuant to a Demand Registration or a registration on Form S-4 or S-8 or any successor or similar forms) and the registration form to be used may be used for the registration of Registrable Securities (a "Piggyback Registration"), whether or not for sale for its own account, the Company will give prompt written notice to all holders of Registrable Securities of its intention to effect such a registration and, subject to paragraph 2(c) and (d) below, will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 days after the receipt of the Company's notice.

          (b) Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities will be paid by the Company in all Piggyback Registrations.

          (c) Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing (with a copy to each party hereto requesting registration of Registrable Securities) that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of such offering, the Company will include in such registration
(i) first, the securities the Company proposes to sell, (ii) second, the Registrable Securities requested to be included in such registration, pro rata among the holders of such Registrable Securities on the basis of the number of shares owned by each such holder and (iii) third, other securities requested to be included in such registration.

          (d) Priority on Secondary Registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering without adversely affecting the marketability of the offering, the Company will include in such registration (i) first, the securities requested to be included therein by the holders requesting such registration and the Registrable Securities requested to be included in such registration, pro rata among the holders of such securities on the basis of the number of shares owned by each such holder and (ii) second, other securities requested to be included in such registration.

          (e) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the selection of investment banker(s) and manager(s) for the offering shall be made by the Company and must be approved by the holders of a majority of the Bain Registrable Securities and the holders of a majority of the SXI Registrable Securities included in such Piggyback Registration. Such approval shall not be unreasonably withheld.

          (f) Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to paragraph 1 or pursuant to this paragraph 2, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the Securities Act (except on Form S-4 or S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least ninety days has elapsed from the effective date of such previous registration.

          3.   Holdback Agreements.
               -------------------

          (a) Each holder of Registrable Securities agrees not to effect any public sale or distribution (including sales pursuant to Rule 144) of equity securities of the Company, or any securities, options or rights convertible into or exchangeable or exercisable for such securities, during the seven days prior to and the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration), unless the underwriters managing the registered public offering otherwise agree; it being agreed that, with respect to Intel, in the case of any underwritten Demand Registration or underwritten Piggyback Registration other than the Company's Initial Public Offering, Intel shall only be obligated to a lock-up during the seven days prior to and the 90-day period beginning on the effective date of any such underwritten offering if Intel then holds 5% or more of the Company's outstanding common stock (and, if Intel then holds less than 5% of the Company's common stock, no such lock-up shall be required in connection with any such underwritten offering, unless Intel otherwise agrees).

          (b) The Company agrees (i) not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the seven days prior to and during the 180-day period beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration (except as part of such underwritten registration or pursuant to registrations on Form S-4 or S-8 or any successor form), unless the underwriters managing the registered public offering otherwise agree, and (ii) to cause each holder of its Common Stock, or any securities convertible into or exchangeable or exercisable for Common Stock, purchased from the Company at any time after the date of this Agreement (other than in a registered public offering) to agree not to effect any public sale or distribution (including sales pursuant to Rule 144) of any such securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the underwriters managing the registered public offering otherwise agree.

          4. Registration Procedures. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, the Company will use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof (including the registration of Class A Common and Class L Common held by a holder of Registrable Securities requesting registration as to which the Company has received reasonable assurances that only Registrable Securities will be distributed to the public), and pursuant thereto the Company will as expeditiously as possible:

          (a) prepare and (within 60 days after the end of the period within which requests for registration may be given to the Company) file with the Securities and Exchange Commission a registration statement with respect to such Registrable Securities and thereafter use its best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, the Company will furnish to the counsel selected by the holders of a majority of the Registrable Securities covered by such registration statement copies of all such documents proposed to be filed, which documents will be subject to review and comment of such counsel);

          (b) notify each holder of Registrable Securities of the effectiveness of each registration statement filed hereunder and prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of either
(i) not less than six months (subject to extension pursuant to paragraph 7(b)) or, if such registration statement relates to an underwritten offering, such longer period as in the opinion of counsel for the underwriters a prospectus is required by law to be delivered in connection with sales of Registrable Securities by an underwriter or dealer or (ii) such shorter period as will terminate when all of the securities covered by such registration statement have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement (but in any event not before the expiration of any longer period required under the

Securities Act), and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until such time as all of such securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (c) furnish to each seller of Registrable Securities such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

          (d) use its best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any seller reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller (provided that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction);

          (e) notify each seller of such Registrable Securities, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the discovery of the happening of any event as a result of which, the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and, at the request of any such seller, the Company will prepare and furnish to such seller a reasonable number of copies of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

          (f) cause all such Registrable Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed and, if not so listed, to be listed on the NASD automated quotation system;

          (g) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (h) enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as the holders of a majority of the Registrable Securities being sold or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including, without limitation, effecting a stock split or a combination of shares);

          (i) make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

          (j) otherwise use its best efforts to comply with all applicable rules and regulations of the Securities and Exchange Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first day of the Company's first full calendar quarter after the effective date of the registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act and Rule 158 thereunder;

          (k) in the event of the issuance of any stop order suspending the effectiveness of a registration statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any securities included in such registration statement for sale in any jurisdiction, the Company will use its reasonable best efforts promptly to obtain the withdrawal of such order;

          (l) obtain one or more comfort letters, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the Company's independent public accountants in customary form and covering such matters of the type customarily covered by comfort letters as the holders of a majority of the Registrable Securities being sold reasonably request (so long as such Registrable Securities constitute at least 10% of the securities covered by such registration statement); and

          (m) provide a legal opinion of the Company's outside counsel, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), with respect to the registration statement, each amendment and supplement thereto, the prospectus included therein (including the preliminary prospectus) and such other documents relating thereto in customary form and covering such matters of the type customarily covered by legal opinions of such nature.

The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

          5.   Registration Expenses.
               ---------------------

          (a) All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, fees and disbursements of custodians, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration

Expenses"), will be borne as provided in this Agreement, except that the Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance and the expenses and fees for listing the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed or on the NASD automated quotation system.

          (b) In connection with each Demand Registration and each Piggyback Registration, the Company will reimburse the holders of Registrable Securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the holders of a majority of the Registrable Securities included in such registration (or two counsels, if such registration includes holders of both Bain Registrable Securities and SXI Registrable Securities).

          (c) To the extent Registration Expenses are not required to be paid by the Company, each holder of securities included in any registration hereunder will pay those Registration Expenses allocable to the registration of such holder's securities so included, and any Registration Expenses not so allocable will be borne by all sellers of securities included in such registration in proportion to the aggregate selling price of the securities to be so registered for each seller.

          6.   Indemnification.
               ---------------

          (a) The Company agrees to indemnify and hold harmless, to the extent permitted by law, each holder of Registrable Securities, its officers and directors and each Person that controls such holder (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which such holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained (A) in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or (B) in any application or other document or communication (in this paragraph 6 collectively called an "application") executed by or on behalf of the Company or based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify any securities covered by such registration statement under the "blue sky" or securities laws thereof, or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder and each such director, officer and controlling person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission, made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon, and in conformity with, written information prepared and furnished to the Company by such holder expressly for use therein or by such holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, their officers and directors and each Person that controls such underwriters (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of the holders of Registrable Securities.

          (b) In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify and hold harmless the Company, its directors and officers and each other Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, joint or several, to which such holder or any such director or officer or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (i) any untrue or alleged untrue statement of material fact contained in the registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or in any application or (ii) any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is made in such registration statement, any such prospectus or preliminary prospectus or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information prepared and furnished to the Company by such holder expressly for use therein, and such holder will reimburse the Company and each such director, officer and controlling Person for any legal or any other expenses incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the obligation to indemnify will be individual to each holder and will be limited to the net amount of proceeds received by such holder from the sale of Registrable Securities pursuant to such registration statement.

          (c) Any Person entitled to indemnification hereunder will (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

          (d) The indemnification provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and will survive the transfer of securities. The Company also agrees to make such provisions, as are reasonably requested by any indemnified party, for contribution to such party in the event the Company's indemnification is unavailable for any reason.

          7.  Participation in Underwritten Registrations.
              -------------------------------------------

          (a) No Person may participate in any registration hereunder which is underwritten unless such Person (i) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements (including, without limitation, pursuant to the terms of any over-allotment or "green shoe" option requested by the managing underwriter(s), provided that no holder of Registrable Securities will be required to sell more than the number of Registrable Securities that such holder has requested the Company to include in any registration) and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

          (b) Each Person that is participating in any registration hereunder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in paragraph 4(e) above, such Person will forthwith discontinue the disposition of its Registrable Securities pursuant to the registration statement until such Person's receipt of the copies of a supplemented or amended prospectus as contemplated by such paragraph 4(e). If the Company gives any such notice, the applicable time period mentioned in paragraph 4(b) during which a Registration Statement is to remain effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to this paragraph to and including the date when each seller of a Registrable Security covered by such registration statement has received the copies of the supplemented or amended prospectus contemplated by paragraph 4(e).

          8. Current Public Information. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any holder or holders of Registrable Securities may reasonably request, all to the extent required to enable such holders to sell Registrable Securities pursuant to Rule 144 adopted by the Securities and Exchange Commission under the Securities Act (as such rule may be amended from time to time) or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission. Upon request, the Company shall deliver to any holder of Registrable Securities a written statement confirming the Company's compliance with such requirements.

          9.  Definitions.
              -----------

          "Affiliate" shall have the meaning assigned to such term in the Shareholders Agreement.

          "Bain Registrable Securities" means (i) any shares of Common Stock issued to the Bain Shareholders pursuant to the Recapitalization Agreement (whether directly or indirectly through Merger Corp. or otherwise), (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (iii) any other shares of Common Stock held by Persons holding securities described in clause (i) or (ii) above; provided that in the event that pursuant to such recapitalization or exchange, equity securities are issued which do not participate in the residual equity of the Company ("Non-Participating Securities"), such Non-Participating Securities will not be Registrable Securities. As to any particular shares constituting Bain Registrable Securities, such shares will cease to be Bain Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          "Class A Common" means the Class A Common Stock, par value $.01 per share, of the Company.

          "Class L Common" means the Class L Common Stock, par value $.01 per share, of the Company.

          "Common Stock" means both Class A Common and Class L Common.

          "Family Group" shall have the meaning assigned to such term in the Shareholders Agreement.

          "Financing Source Registrable Securities" means (i) any shares of Common Stock issued to CSFB or Sankaty pursuant to the CSFB Purchase Agreement,
(ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (iii) any other shares of Common Stock held by Persons holding securities described in clause (i) or (ii) above; provided that in the event that pursuant to such recapitalization or exchange, Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities. Notwithstanding anything in this Agreement to the contrary, shares of Common Stock or other equity securities of the Company that would otherwise constitute Financing Source Registrable Securities shall not be considered Financing Source Registrable Securities (and thus, not Registrable Securities) if the holder thereof can sell, in any three (3) month period, all of such holder's shares or securities, as applicable, without registration pursuant to Rule 144 under the Securities Act. As to any particular shares constituting Financing Source Registrable Securities, such shares will cease to be Financing Source Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          "Hyundai Registrable Securities" means (i) any shares of Common Stock received by the Hyundai Shareholders pursuant to the Recapitalization Agreement,
(ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (iii) any other shares of Common Stock held by Persons holding securities described in clause (i) or (ii) above; provided that in the event that pursuant to such recapitalization or exchange, Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities. As to any particular shares constituting Hyundai Registrable Securities, such shares will cease to be Hyundai Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          "Initial Public Offering" means a public offering and sale of the Common Stock pursuant to an effective registration statement under the Securities Act, if immediately thereafter the Company has publicly held Common Stock listed on a national securities exchange of the NASD automated quotation system.

          "Intel Registrable Securities" means (i) any shares of Common Stock issued upon conversion of the Class A Preferred Stock, par value $.01 per share issued pursuant to the Purchase Agreement, (ii) any shares of Common Stock issued upon exercise of all or any portion of the Warrant issued pursuant to the Purchase Agreement, (iii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) or (ii) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (iv) any other shares of Common Stock held by Persons holding securities described in clause (i), (ii) or (iii) above; provided that in the event that pursuant to such recapitalization or exchange, Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities. Notwithstanding anything in this Agreement to the contrary, shares of Common Stock or other equity securities of the Company that would otherwise constitute Intel Registrable Securities shall not be considered Intel Registrable Securities (and thus, not Registrable Securities) if the holder thereof can sell, in any three (3) month period, all of such holder's shares or securities, as applicable, without registration pursuant to Rule 144 under the Securities Act. As to any particular shares constituting Intel Registrable Securities, such shares will cease to be Intel Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          "Person" means an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

          "Registrable Securities" means collectively the Hyundai Registrable Securities, the Intel Registrable Securities, the Bain Registrable Securities, the SXI Registrable Securities and the Financing Source Registrable Securities. For purposes of this Agreement, a Person will be deemed to be a holder of Registrable Securities whenever such Person has the right to acquire such Registrable Securities (upon conversion or exercise in connection with a transfer of securities or otherwise, but disregarding any restrictions or limitations upon the exercise of such right), whether or not such acquisition has actually been effected.

          "Securities Act" means the Securities Act of 1933, as amended, or any similar federal law then in force.

          "Securities and Exchange Commission" includes any governmental body or agency succeeding to the functions thereof.

          "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar federal law then in force.

          "Shareholder Shares" shall have the meaning assigned to such term in the Shareholders Agreement.

          "Shareholders Agreement" means the Shareholders Agreement, dated of even date herewith, by and among the Company and the Shareholders.

          "SXI Registrable Securities" means (i) any shares of Common Stock issued to the SXI Shareholders pursuant to the Recapitalization Agreement (whether directly or indirectly through Merger Corp. or otherwise), (ii) any equity securities issued or issuable directly or indirectly with respect to the securities referred to in clause (i) by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, including a recapitalization or exchange and (iii) any other shares of Common Stock held by Persons holding securities described in clause (i) or (ii) above; provided that in the event that pursuant to such recapitalization or exchange, Non-Participating Securities are issued, such Non-Participating Securities will not be Registrable Securities. As to any particular shares constituting SXI Registrable Securities, such shares will cease to be SXI Registrable Securities when they have been (x) effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, or (y) sold to the public through a broker, dealer or market maker pursuant to Rule 144 (or by similar provision then in force) under the Securities Act.

          "SXI Shareholders" means SXI Group LLC, a Delaware limited liability company; Billig Family Limited Partnership; Frederick K. Minturn; Citicorp Venture Capital, Ltd.; their respective Affiliates; their co-investment partnerships; in connection with a co-investment, their respective employees, directors, and internal, full-time consultants, any member of any of their respective Family Groups, and any trust or partnership of which their respective employees, directors, and internal, full-time consultants are the sole beneficiaries in connection with a co-investment (any such trust or partnership, a "Co-Investment Vehicle"), and the partners and beneficiaries of such Co-Investment Vehicle as a distribution in-kind; any transferee of any of the foregoing in order to resolve a Regulatory Problem if, (x) after taking commercially reasonable actions with the cooperation of the Company, such person is unable to restructure its ownership of Shareholder Shares in a manner that avoids a Regulatory Problem and in a manner which is not adverse to such person, and (y) giving notice to the Company, such person has determined that such Regulatory Problem may not be avoided; and any other transferee of any of the foregoing so long as the aggregate SXI Registrable Securities held by all such transferees pursuant to this clause do not exceed 10% of the SXI Registrable Securities. "Regulatory Problem" means, with respect to any person, any set of facts or circumstances wherein it has been asserted by any governmental authority (or such person or any of its Affiliates believes in good faith that there is a substantial risk of such assertion) that such person is not entitled to hold, or exercise any significant right, with respect to, the Shareholder Shares held by such person because of such person's regulatory status.

          10.  Miscellaneous.
               -------------

          (a) No Inconsistent Agreements. The Company will not hereafter enter into any agreement with respect to its securities which is inconsistent with or violates the rights granted to the holders of Registrable Securities in this Agreement.

          (b) Adjustments Affecting Registrable Securities. The Company will not take any action, or permit any change to occur, with respect to its securities which would materially and adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement or which would adversely affect the marketability of such Registrable Securities in any such registration (including, without limitation, effecting a stock split or a combination of shares).

          (c) Remedies. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party hereto will have the right to injunctive relief, in addition to all of its other rights and remedies at law or in equity, to enforce the provisions of this Agreement.

          (d) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended or waived only upon the prior written consent of the Company and holders of a majority of the Registrable Securities; but if such amendment or waiver would treat a holder or group of holders of Registrable Securities in a manner different from any other holders of Registrable Securities, then such amendment or waiver will require the consent of such holder or the holders of a majority of the Registrable Securities of such group adversely treated.

          (e) Successors and Assigns. This Agreement will be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment has been made, the provisions of this Agreement that are for the benefit of the holders of Registrable Securities (or any portion thereof) as such will be for the benefit of and enforceable by any subsequent holder of any Registrable Securities (or of such portion thereof), subject to the provisions respecting the minimum numbers or percentages of shares of Registrable Securities (or of such portion thereof) required in order to be entitled to certain rights, or take certain actions, contained herein.

          (f) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

          (g) Counterparts. This Agreement may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together will constitute one and the same Agreement.

          (h) Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

          (i) Governing Law. All issues concerning the enforceability, validity and binding effect of this Agreement will be governed by and construed in accordance with the laws of the State of California, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of California.

          (j) Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement will be in writing and will be deemed to have been given when personally delivered or received by certified mail, return receipt requested, or sent by guaranteed overnight courier service. Such notices, demands and other communications shall be sent to the addresses indicated below or, if no address is so indicated for any particular Shareholder, at the address listed in the Company's records:

          If to the Company:
          -----------------

          ChipPAC, Inc.
          3151 Coronado Drive
          Santa Clara, California  95054
          U.S.A.
          Attention:  CEO
          Facsimile:  (408) 486-5914

          If to any of the Hyundai Shareholders:
          -------------------------------------

          c/o Hyundai Electronics America
          3101 North First Street
          San Jose, California  95134
          U.S.A.
          Attention:  Dr. C.S. Park
          Facsimile:  (408) 232-8101

               With a copy to:
               --------------

               Brobeck Phleger & Harrison LLP
               Two Embarcadero Place
               2200 Geng Road
               Palo Alto, California 94303
               U.S.A.
               Attention:  Rod J. Howard
               Facsimile:  (650) 496-2777

          If to Intel:
          -----------

          c/o Intel Corporation
          2200 Mission College Boulevard
          RN6-46
          Santa Clara, California  95052
          U.S.A.
          Attention:  M&A Portfolio Manager
          Facsimile:  (408) 765-0569

               With a copy to:
               --------------

               Gibson, Dunn & Crutcher LLP
               1530 Page Mill Road
               Palo Alto, California 94304-1125
               Attention: Lawrence Calof
               Facsimile: (650) 849-5333

          If to any of the Bain Shareholders:
          ----------------------------------

          c/o Bain Capital II, Inc.
          One Embarcadero, Suite 2260
          San Francisco, California 94111
          Attention      David Dominik
                         Prescott Ashe
          Facsimile:     (415) 627-1333

          and to:
          ------

          c/o Bain Capital, Inc.
          Two Copley Place
          Boston, Massachusetts  02116
          U.S.A.
          Attention:     Edward Conard
          Facsimile:     (617) 572-3274

               With a copy to:
               --------------

               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, Illinois 60601
               Attention:  Jeffrey C. Hammes, P.C.
                           Gary M. Holihan
               Facsimile:  (312) 861-2200

          If to any of the SXI Shareholders:
          ---------------------------------

          c/o Citicorp Venture Capital, Ltd.
          399 Park Avenue
          New York, New York  10043
          U.S.A.
          Attention:  Michael A. Delaney
                      Paul C. Schorr IV
          Facsimile:  (212) 888-2940

               With a copy to:
               --------------

               Dechert Price & Rhoads
               4000 Bell Atlantic Tower
               1717 Arch Street
               Philadelphia, Pennsylvania  19103
               U.S.A.
               Attention:  G. Daniel O'Donnell
                           Geraldine A. Sinatra
               Facsimile:  (215) 994-2222

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

                                 *  *  *  *  *

   IN WITNESS WHEREOF, the parties have executed this Registration Agreement on the day and year first above written.


                              CHIPPAC, INC.


                              By:  /s/ Gary Breton
                                  __________________________________

                              Its:__________________________________


                              THE HYUNDAI SHAREHOLDERS:

                              HYUNDAI ELECTRONICS AMERICA


                              By:  /s Baxon S. Kim
                                  __________________________________

                              Its:__________________________________



                              INTEL:

                              INTEL CORPORATION


                              By:  /s/ Arvind Sodhani
                                  __________________________________

                              Its: Vice President and Treasurer
                                  __________________________________

                              FINANCING SOURCES:

                              CSFB:

                              CHIPPAC EQUITY INVESTORS LLC

                              By: Merchant Capital, Inc.

                              Its: Managing Member


                              By:
                                  __________________________________

                              Its: Vice President
                                  __________________________________


                              SANKATY:

                              SANKATY HIGH YIELD ASSET
                              PARTNERS, L.P.


                              By:
                                  __________________________________


                              Its:  Managing Director
                                  __________________________________


                              THE BAIN SHAREHOLDERS:

                              BAIN CAPITAL FUND VI, L.P.

                              By:   Bain Capital Partners VI, L.P.
                              Its:  General Partner

                              By:   Bain Capital Investors, Inc.
                              Its:  General Partner

                              By:   /s/ David Dominik
                                  __________________________________
                                    A Managing Director


                              BCIP ASSOCIATES II


                              By:   /s/ David Dominik
                                  __________________________________
                                    A General Partner

                              BCIP ASSOCIATES II-B


                              By:   /s/ David Dominik
                                 __________________________________
                                    A General Partner


                              BCIP ASSOCIATES II-C


                              By:   /s/ David Dominik
                                 __________________________________
                                    A General Partner


                              BCIP TRUST ASSOCIATES II

                              By:   Bain Capital, Inc.
                              Its:  General Partner


                              By:   /s/ David Dominik
                                 __________________________________
                                    A Managing Director


                              BCIP TRUST ASSOCIATES II-B

                              By:   Bain Capital, Inc.
                              Its:  General Partner


                              By:   /s/ David Dominik
                                 __________________________________
                                    A Managing Director



                              PEP INVESTMENTS PTY., LTD.


                              By:   /s/ David Dominik
                                 __________________________________

                              Its:_________________________________

                              RANDOLPH STREET PARTNERS II


                              By:   /s/ Jeffrey Hammes
                                 __________________________________
                                    A General Partner


                              RANDOLPH STREET PARTNERS
                              1998 DIF, LLC


                              By:   /s/ Jeffrey Hammes
                                 __________________________________

                              Its:_________________________________

                              THE SXI SHAREHOLDERS:

                              SXI GROUP LLC


                              By: /s/ Paul C. Schorr IV
                                 ________________________________________


                              Its: Vice President and Assistant Secretary
                                  _______________________________________


                              BILLIG FAMILY LIMITED PARTNERSHIP


                              By:   /s/ William Billig
                                 ________________________________________

                              Its:
                                  _______________________________________

                              /s/ Frederick Minturn
                              _____________________________________
                              Frederick K. Minturn

                                  SCHEDULE I

                           The Hyundai Shareholders
                           ------------------------

           Hyundai Electronics America and its permitted transferees pursuant to Section 2(e)(i) of the Shareholders Agreement

    Hyundai Electronics Industries Co., Ltd. to the extent that it becomes the holder of any shares of Hyundai Registrable Securities pursuant to
  Section 2.3 of the Recapitalization Agreement and its permitted transferees pursuant to Section 2(e)(i) of the Shareholders Agreement

                                  SCHEDULE II

                             The Bain Shareholders
                             ---------------------

                          Bain Capital Fund VI, L.P.
                              BCIP Associates II
                             BCIP Associates II-B
                          BCIP Trust Associates II-C
                           BCIP Trust Associates II
                          BCIP Trust Associates II-B
                          PEP Investments Pty., Ltd.
                          Randolph Street Partners II
                    Randolph Street Partners 1999 DIF, LLC